                                                                    Exhibit 99.1

                      [LOGO OF VION PHARMACEUTICALS, INC.]

                                COMPANY CONTACT:     Vion Pharmaceuticals, Inc.
                                                     Howard B. Johnson, CFO
                                                     (203) 498-4210 phone


        VION REPORTS 2003 THIRD QUARTER AND NINE MONTH FINANCIAL RESULTS

NEW HAVEN, CT, November 13, 2003 - VION PHARMACEUTICALS, INC. (NASDAQ SMALLCAP:
VION) today announced results for the third quarter and the nine-month period ended September 30, 2003.

The Company reported a net loss of $3.0 million, or $0.09 per share, for the third quarter of 2003, compared to a net loss of $2.5 million, or $0.09 per share, for the same period in 2002. Weighted-average common shares outstanding during the periods were 33.6 million and 28.9 million, respectively. Total operating expenses were $3.1 million and $2.6 million for the three-month periods ended September 30, 2003 and 2002, respectively.

For the nine-month period ended September 30, 2003, the net loss was $8.5 million, or $0.28 per share, compared with $9.8 million, or $0.34 per share, for the same period in 2002. Weighted-average common shares outstanding during the periods were 30.6 million and 28.9 million, respectively. Total operating expenses were $8.9 million and $10.6 million for the nine-month periods ended September 30, 2003 and 2002, respectively.

The Company reported ending the quarter with $18.4 million in cash and cash equivalents, including proceeds from an $11.3 million private placement of common stock and warrants completed in September 2003.

Vion Pharmaceuticals, Inc. is a biopharmaceutical company developing novel agents for the treatment of cancer. Vion's portfolio of agents includes:
Triapine'r', a potent inhibitor of a key step in DNA synthesis; VNP40101M, a unique DNA alkylating agent; and TAPET'r', a modified Salmonella vector used to deliver anticancer agents directly to tumors. For additional information on Vion and its research and product development programs, visit the Company's Internet web site at www.vionpharm.com.

This news release contains forward-looking statements. Such statements are subject to certain risk factors which may cause Vion's plans to differ or results to vary from those expected, including Vion's ability to secure external sources of funding to continue its operations, the inability to access capital and funding on favorable terms, continued operating losses and the inability to continue operations as a result, its dependence on regulatory approval for its products, delayed or unfavorable results of drug trials, the possibility that favorable results of earlier clinical trials are not predictive of safety and efficacy results in later clinical trials, the need for additional research and testing, and a variety of other risks set forth from time to time in Vion's filings with the Securities and Exchange Commission, including but not limited to the risks discussed in Vion's Annual Report on Form 10-K for the year ended December 31, 2002. Except in special circumstances in which a duty to update arises under law when prior disclosure becomes materially misleading in light of subsequent events, Vion does not intend to update any of these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

                         --Financial Statements Follow--




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                           VION PHARMACEUTICALS, Inc.
                          (A Development Stage Company)

                       CONDENSED STATEMENTS OF OPERATIONS
                                   (Unaudited)




                                                                    Three Months Ended            Nine Months Ended
                                                                       September 30,                September 30,
(In thousands, except per share data)                               2003           2002           2003          2002
                                                           -----------------------------------------------------------
Revenues:
     Contract research grants                                         $14            $66           $152          $122
     Research support                                                  74             --             98            --
     Technology license fees                                            6             --             12            28
     Laboratory support services                                       --              8              3             8
                                                           -----------------------------------------------------------
         Total revenues                                                94             74            265           158
                                                           -----------------------------------------------------------
Operating expenses:
     Research and development                                       1,065          1,009          2,921         4,584
     Clinical trials                                                1,446          1,129          4,043         3,877
                                                           -----------------------------------------------------------
         Total research and development                             2,511          2,138          6,964         8,461
     General and administrative                                       563            486          1,919         2,180
                                                           -----------------------------------------------------------
         Total operating expenses                                   3,074          2,624          8,883        10,641
                                                           -----------------------------------------------------------
Interest income                                                       (32)           (67)           (87)         (435)
                                                           -----------------------------------------------------------
         Loss before income taxes                                  (2,948)        (2,483)        (8,531)      (10,048)
Income taxes (benefit)                                                 27             --              5          (227)
                                                           -----------------------------------------------------------
         Net loss                                                 ($2,975)       ($2,483)       ($8,536)      ($9,821)
                                                           ===========================================================
Basic and diluted loss per share                                   ($0.09)        ($0.09)        ($0.28)       ($0.34)
                                                           ===========================================================
Weighted-average number of shares
    of common stock outstanding                                    33,631         28,892         30,628        28,886
                                                           ===========================================================



                          CONDENSED BALANCE SHEET DATA
                                   (Unaudited)


                                                                                               Sept. 30,       Dec. 31,
                                                                                                 2003            2002
----------------------------------------------------------------------------------------------------------------------
                                                                                                  (In thousands)
Cash and cash equivalents                                                                       $18,415       $10,131
Total assets                                                                                     18,867        10,923
Total liabilities                                                                                 3,690         2,059
Shareholders' equity                                                                             15,177         8,864
----------------------------------------------------------------------------------------------------------------------



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